SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS Cleansing Information September 2021

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS 2 Disclaimer Cautionary Note Regarding Forward-Looking Statements These materials contain forward-looking statements that reflect GTT Communications, Inc.’s (“GTT” or the “Company”) plans, estimates and beliefs. These statements are based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. These materials attempt to identify these forward-looking statements by the use of words such as “may,” “will,” “seek,” “expects,” “anticipates,” “believes,” “targets,” “intends,” “should,” “estimates,” “could,” “continue,” “assume,” “projects,” “plans” or similar expressions. The Company’s actual results, performance or achievements could differ materially from those discussed in the forward-looking statements. Factors, many of which are outside of the Company’s control, that could cause or contribute to these differences include, but are not limited to, the effects on the Company’s business and clients of general economic and financial market conditions, as well as the following: the Company has failed or may fail to satisfy certain covenants relating to financial statement delivery obligations and representations regarding the Company’s financial statements contained in its financing agreements without obtaining an amendment and/or waiver thereof, which may result in (A) events of default under that certain Indenture, dated as of December 22, 2016 (as amended, supplemented or otherwise modified, the “Indenture”), by and between the Company, as successor by merger to GTT Escrow Corporation, and Wilmington Trust, National Association, as Trustee, governing the Company’s outstanding 7.875% Senior Notes due 2024 (the “Notes”); that certain Credit Agreement, dated as of May 31, 2018, by and among the Company and GTT Communications B.V. (“GTT B.V.”), as borrowers, KeyBank National Association, as administrative agent and letter of credit issuer, and the lenders and other financial institutions party thereto from time to time (as amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement”); and that certain Priming Facility Credit Agreement (the “Priming Facility Credit Agreement”), dated as of December 28, 2020, among the Company, GTT B.V., the lenders party thereto and Delaware Trust Company, as administrative agent and collateral agent which have resulted in or may result in events of default, and if the Company's forbearance agreements with Creditors terminate and/or if the Company is unable to obtain further agreements from creditors with respect to forbearing from exercising remedies or amendments or waivers, as applicable, the Notes and the Company’s obligations under the Credit Agreement and the Priming Facility Credit Agreement may be accelerated and result in the Company being unable to satisfy its obligations thereunder; the Company has announced that its previously issued financial statements for the years ended December 31, 2019, 2018 and 2017, each of the quarters during the years ended December 31, 2019 and 2018 and the quarter ended March 31, 2020 (the “Non-Reliance Periods”) and related disclosures and communications should no longer be relied upon as a result of preliminary findings of the Company’s ongoing accounting review (the “Review”); the Company is continuing to finalize its quantification of the impact of errors identified by the Review on financial results for the Non-Reliance Periods and the impact may be materially different than previously disclosed estimates; the completion of the Review and the completion and filing of the Company’s restated financial statements relating to the Non-Reliance Periods, Quarterly Reports on Form 10-Q for the quarters ended June 30, 2020 and September 30, 2020, Annual Report on Form 10-K for the fiscal year ended December 31, 2020, Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 and other future periodic filings may take longer than expected as a result of the timing or findings of the Review or the Company’s independent registered public accounting firm’s review process; the conditions to access funding under the Priming Facility Credit Agreement may not be satisfied and the Company may be unable to access such funding, and existing cash balances and funds generated from operations may not be sufficient to finance the Company’s operations and meet its cash requirements; the Company is subject to risks associated with the actions of network providers and a concentrated number of vendors and clients; the Company could be subject to cyber-attacks and other security breaches; the Company’s network could suffer serious disruption if certain locations experience damage or as the Company adds features and updates its network; the Company is subject to risks associated with purchase commitments to vendors for longer terms or in excess of the volumes committed by the Company’s underlying clients, or sales commitments to clients that extend beyond the Company’s commitments from its underlying suppliers; the Company may be unable to establish and maintain peering relationships with other providers or agreements with carrier neutral data center operators; the Company’s business, results of operation and financial condition are subject to the impacts of the COVID-19 pandemic and related market and economic conditions; the Company may be affected by information systems that do not perform as expected or by consolidation, competition, regulation or a downturn in the Company’s industry; the Company may be liable for the material that content providers distribute over its network; the Company has generated net losses historically and may continue to do so; the Company may fail to successfully integrate any future acquisitions or to efficiently manage its growth; the Company may be unable to retain or hire key employees; the Company recently announced management changes; the Company is subject to risks relating to the international operations of its business;

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS 3 Disclaimer (cont’d) Cautionary Note Regarding Forward-Looking Statements (cont’d) the Company may be affected by tax assessments, unfavorable tax audit outcomes, delayed tax filings and future increased levels of taxation; the Company has substantial indebtedness, which could prevent it from fulfilling its obligations under its debt agreements or subject the Company to interest rate risk; the Company sellers and the buyer of the Company’s business of providing Pan-European, North American, sub-sea and trans-Atlantic fiber network and data center infrastructure services to customers (the “Infrastructure Business” or “InfraCo”) may be unable to obtain the necessary approvals for the pending infrastructure sale transaction announced by the Company on October 16, 2020 (the “Transaction” or the “Infrastructure Transaction”) or the related reorganization (the “Reorganization”) from governmental authorities in a timely manner, on terms acceptable to the sellers and the buyer, or at all; the Company may be unable to obtain from the lenders or holders of Notes the further forbearances, waivers, consents, releases or other agreements that may be necessary to prevent a default under the Credit Agreement, the Priming Facility Credit Agreement or the Indenture that may be necessary to satisfy the conditions to the closing of the Transaction, either on terms acceptable to the Company or at all, in which case the sale and purchase agreement for the Transaction would terminate unless the buyer provides a waiver; the Company may not be able to obtain the consent of certain parties to contracts with the sellers and their subsidiaries that will be necessary to fully implement the Transaction or the Reorganization, on terms acceptable to the Company or at all; the potential failure to satisfy other closing conditions under the sale and purchase agreement for the Transaction which may result in the Transaction not being consummated; the potential failure of the Company to realize anticipated benefits of the Transaction; risks from relying on the buyer for various critical transaction services and network services for an extended period under the transition services agreement and the master services agreement contemplated by the sale and purchase agreement for the Transaction; the potential impact of announcement or consummation of the Reorganization and the Transaction on relationships with third parties, including customers, employees and competitors; the ability to attract new customers and retain existing customers in the manner anticipated; the Company has announced that it expects to report material weaknesses in internal control over financial reporting and its internal control over financial reporting may have further weaknesses of which the Company is not currently aware or which have not been detected; the restructuring support agreement (“RSA”) in respect of a possible restructuring of the indebtedness and capitalization of the Company and certain of its direct and indirect subsidiaries may be terminated by certain of its parties if specified milestones are not achieved, amended or waived, including obtaining signatures of additional parties, or if certain other events occur; and the risks and uncertainties relating to the contemplated cases for voluntary relief (the “Chapter 11 Cases”) that the Company will file under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532, including but not limited to, the Company’s ability to obtain approval of the he United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) with respect to motions, the effects of the Chapter 11 Cases on the Company and on the interests of various constituencies, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, regulatory approvals required during the pendency of the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs in connection with the Chapter 11 Cases. For a more complete description of the risks noted above and other risks that could cause the Company’s actual results to materially differ from its current expectations, please see Item 1A “Risk Factors” in the Company’s annual and quarterly reports filed with the U.S. Securities and Exchange Commission (the “SEC”) including, but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2019 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, which have been filed with the SEC and are available on the Company’s website (www.gtt.net) and on the SEC’s website (www.sec.gov). Any forward-looking statement in these materials is based only on information available to the Company at the time such statement was made and speaks only as of the date on which it was made. The Company does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. No representation or warranty is given as to the achievability or reasonableness of any projections, estimates or forward-looking statements.

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS 4 Disclaimer (cont’d) Important Disclaimers Regarding Financial and Other Information in These Materials As announced on December 22, 2020, in connection with the Company’s ongoing Review, the Board of Directors (the “Board”) of the Company concluded that the Company’s previously issued consolidated financial statements for the Non-Reliance Periods should no longer be relied upon as a result of errors discovered related to the accounting for Cost of Telecommunications Services, bad debt expense and credits to be issued to customers. The Board also determined that the Company’s disclosures related to such financial statements and related communications issued by or on behalf of the Company with respect to the Non-Reliance Periods, including management’s assessment of internal control over financial reporting and evaluation of disclosure controls and procedures, should no longer be relied upon. Historical financial information in these materials is based on the Company’s previously reported results, and the findings of the Company’s ongoing Review may have a significant impact on certain of the financial measures included in these materials. The Company is continuing to finalize its quantification of the impact of errors identified by the Review on financial results for the Non-Reliance Periods and the impact may be materially different than previously disclosed estimates. As described in the Company’s Current Report on Form 8-K to which these materials are attached as an exhibit, these materials were prepared solely to facilitate discussions with parties to confidentiality agreements with the Company and not with a view toward public disclosure, and should not be relied upon to make an investment decision with respect to the Company. These materials should not be regarded as an indication that the Company or any third party considers these materials to be material non-public information or a reliable prediction of future events, and these materials should not be relied upon as such. These materials include certain values for illustrative purposes only and such values are not the result of, and do not represent, actual valuations, estimates, forecasts or projections of the Company or any third party and should not be relied upon as such. Neither the Company nor any third party has made or makes any representation to any person regarding the accuracy of these materials or undertakes any obligation to update these materials to reflect circumstances existing after the date when these materials were prepared or conveyed or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying these materials become or are shown to be incorrect. These materials include preliminary financial information that reflects the Company’s management’s estimates based solely on information available as of the date these materials were prepared. The preliminary financial information presented herein is not a comprehensive statement of the Company’s financial results for the periods presented. In addition, the preliminary financial information presented herein has not been audited, reviewed or compiled by the Company’s independent registered public accounting firm. The preliminary financial information presented herein is subject to the completion of the Company’s ongoing Review and financial closing procedures. The Company’s actual results for the three months ended June 30, 2020 and September 30, 2020, the year ended December 31, 2020, the three months ended March 31, 2021 and the three months ended June 30, 2021 are not available and may differ materially from the preliminary financial information included herein. Therefore, you should not place undue reliance upon this preliminary financial information. For instance, during the course of the completion of the Company’s ongoing Review and preparation of the Company’s financial statements and related notes, additional items that would require material adjustments to be made to the preliminary estimated financial information presented herein may be identified. There can be no assurance that these estimates will be realized, and these estimates are subject to risks and uncertainties, many of which are not within the Company’s control. The preliminary financial information in these materials includes preliminary historical information and a model of future information regarding the Company’s remaining business after giving effect to the sale of the Infrastructure Business in the Infrastructure Transaction (“RemainCo”). The preliminary historical information is still under review as part of the ongoing Review, does not reflect the completion of accounting procedures associated with discontinued operations, has not been prepared in accordance with the requirements of Regulation S-X, and is subject to material change. In addition, the model of future information is based on illustrative assumptions as described herein, which assumptions may not be accurate.

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS 5 Disclaimer (cont’d) Important Disclaimers Regarding Financial and Other Information in These Materials (cont’d) These materials are not meant to be binding on the parties and do not constitute a formal solicitation regarding a transaction or an offer or invitation for the sale or purchase of securities or a solicitation of any kind. Nothing contained herein shall be deemed to be a recommendation from the Company to any party, including without limitation, any security holder of or lender to the Company to enter into any transaction or to take any course of action. These materials are subject in all respects to the negotiation, execution and delivery of definitive documentation, and completion of satisfactory due diligence, and no obligation will arise from any oral or written statement or correspondence during discussions among the parties. These materials do not create a duty to negotiate in good faith toward definitive documentation and shall not be relied upon by any person as the basis for a contract by estoppel or otherwise. Accordingly, the parties recognize that a full and complete agreement among the parties is not set forth herein and the parties do not intend to be bound unless and until they enter into definitive documentation regarding the subject matter of these materials. Nothing in these materials shall be deemed a waiver of any rights of the Company. Any transaction with the Company involves a high degree of risk, including without limitation a potential risk of loss of an investor’s entire investment. Any party to a transaction should investigate, ask about and consider such risks in its due diligence investigation before entering into such transaction. In considering any performance information included in these materials, readers should bear in mind that past performance is not indicative of future results, and there can be no assurance for future results. These materials are not intended to provide, and should not be relied upon for, accounting, legal or tax advice or any investment recommendation.

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS 6 Disclaimer (cont’d) Non-GAAP Financial Measures In addition to financial measures prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), from time to time the Company may use or publicly disclose certain “non-GAAP financial measures” in the course of its financial presentations, earnings releases, earnings conference calls and otherwise. For these purposes, the SEC defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial positions or cash flows that (i) excludes amounts, or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with GAAP in financial statements and (ii) includes amounts, or is subject to adjustments that effectively include amounts, that are excluded from the most directly comparable measure so calculated and presented. Non-GAAP financial measures are provided as additional information to investors to provide an alternative method for assessing the Company’s financial condition and operating results. The Company believes that these non-GAAP measures, when taken together with the Company’s GAAP financial measures, allow the Company and its investors to better evaluate the Company’s performance and profitability (subject to the “Important Disclaimers Regarding Financial and Other Information in These Materials” set forth above). These measures are not in accordance with, or a substitute for, GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. These measures should be used in addition to and in conjunction with results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures. Pursuant to the requirements of Regulation G, whenever the Company refers to a non-GAAP financial measure, the Company will also generally present the most directly comparable financial measure calculated and presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure and such comparable GAAP financial measure. Adjusted EBITDA is a non-GAAP financial measure that is different from financial measures calculated in accordance with GAAP and may be different from non- GAAP calculations made by other companies. Adjusted EBITDA may not be comparable to similarly-titled measures used by other companies. Adjusted EBITDA is defined as net income/(loss) before interest, income taxes, depreciation and amortization (“EBITDA”) adjusted to exclude severance, restructuring and other exit costs, acquisition-related transaction and integration costs, losses on extinguishment of debt, stock-based compensation and, from time to time, other non-cash or nonrecurring items. The Company uses Adjusted EBITDA to evaluate operating performance, and this financial measure is among the primary measures the Company uses for planning and forecasting future periods. The Company further believes that the presentation of Adjusted EBITDA is relevant and useful for investors because it allows investors to view results in a manner similar to the method used by management and makes it easier to compare our results with the results of other companies that have different financing and capital structures (subject to the "Important Disclaimers Regarding Financial and Other Information in These Materials" set forth above). In addition, the Company has debt covenants that are based on a leverage ratio that utilizes a modified EBITDA calculation, as defined in the Company’s credit agreements. The modified EBITDA calculation is similar to our definition of Adjusted EBITDA; however, it includes the pro forma Adjusted EBITDA of and expected cost synergies from the companies acquired by us during the applicable reporting period. Finally, Adjusted EBITDA results, along with other quantitative and qualitative information, are utilized by management, our board of directors and committees of our board of directors for purposes of determining bonus payouts to our employees. A reconciliation of the historical and a model of estimated future Adjusted EBITDA included in these materials to historical and a model of estimated future Net Loss under GAAP is included in these materials.

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS 7 Disclaimer (cont’d) Non-GAAP Financial Measures (cont’d) Unlevered free cash flow and unlevered free cash flow excluding one-time charges are non-GAAP financial measures that are different from financial measures calculated in accordance with GAAP and may be different from non-GAAP calculations made by other companies. Unlevered free cash flow and unlevered free cash flow excluding one-time charges may not be comparable to similarly-titled measures used by other companies. Unlevered free cash flow is defined as net cash provided by operating activities less purchases of property and equipment. Unlevered free cash flow excluding one-time charges is defined as unlevered free cash flow excluding charges related to professional fees, the Transaction, employee retention and other one-time charges. The Company uses unlevered free cash flow and unlevered free cash flow excluding one-time charges as measures to evaluate cash generated through normal operating activities. The Company believes that the presentations of unlevered free cash flow and unlevered free cash flow excluding one-time charges are relevant and useful to investors because they provide measures of cash available to pay the principal on our debt and pursue acquisitions of businesses or other strategic investments or uses of capital (subject to the "Important Disclaimers Regarding Financial and Other Information in These Materials" set forth above). Reconciliations of the historical and a model of estimated future unlevered free cash flow and unlevered free cash flow excluding one-time charges included in these materials to historical and a model of estimated future cash provided by operating activities under GAAP is included in these materials. Adjusted SG&A Expenses is a non-GAAP financial measure that is different from financial measures calculated in accordance with GAAP and may be different from non-GAAP calculations made by other companies. Adjusted SG&A Expenses may not be comparable to similarly-titled measures used by other companies. Adjusted SG&A Expenses excludes share-based compensation and transaction and infrastructure separation expense, which are significant in understanding and assessing the Company’s financial results. Therefore, Adjusted SG&A Expense should not be considered in isolation or as an alternative to Selling, General and Administrative Expenses under GAAP. The Company believes Adjusted SG&A Expenses is relevant and useful for investors in evaluating operating performance and liquidity because it excludes certain non-cash and non-recurring items and thereby provides a measure of certain cash Selling, General and Administrative Expenses that may recur in future periods (subject to the “Important Disclaimers Regarding Financial and Other Information in These Materials” set forth above). A reconciliation of the historical and a model of estimated future Adjusted SG&A Expenses included in these materials to historical and a model of estimated future Selling, General and Administrative Expenses under GAAP is included in these materials. Consolidated Ordinary Course Operating Cash Flows, Consolidated Non-Ordinary Course Disbursements, Consolidated Financing Cash Flows and Net Consolidated Cash Flows are non-GAAP financial measures that are different from financial measures calculated in accordance with GAAP and may be different from non-GAAP calculations made by other companies. Consolidated Ordinary Course Operating Cash Flows, Consolidated Non-Ordinary Course Disbursements, Consolidated Financing Cash Flows and Net Consolidated Cash Flows may not be comparable to similarly-titled measures used by other companies. Consolidated Ordinary Course Operating Cash Flows is defined as net cash provided by (used in) operating activities plus interest and fees, professional fees, one time tax payments and first-day motion vendor payments minus capital expenditures. Consolidated Non-Ordinary Course Disbursements is defined as professional fees, one time tax payments and first-day motion vendor payments. Consolidated Financing Cash Flows is defined as net cash provided by (used in) investing activities plus net cash provided by (used in) financing activities plus capital expenditures minus interest and fees. Net Consolidated Cash Flows is defined as Consolidated Ordinary Course Operating Cash Flows, Consolidated Non-Ordinary Course Disbursements plus Consolidated Financing Cash Flows. The Company uses Consolidated Ordinary Course Operating Cash Flows, Consolidated Non-Ordinary Course Disbursements, Consolidated Financing Cash Flows and Net Consolidated Cash Flows as measures to forecast cash generated in the future based on assumptions set forth herein. The Company believes that the presentations of Consolidated Ordinary Course Operating Cash Flows, Consolidated Non-Ordinary Course Disbursements, Consolidated Financing Cash Flows and Net Consolidated Cash Flows are relevant and useful to investors because they provide measures of cash available to operate the Company's business (subject to the "Important Disclaimers Regarding Financial and Other Information in These Materials" set forth above). Reconciliations of estimated future Consolidated Ordinary Course Operating Cash Flows, Consolidated Non-Ordinary Course Disbursements, Consolidated Financing Cash Flows and;

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS 8 Disclaimer (cont’d) Non-GAAP Financial Measures (cont’d) Net Consolidated Cash Flows for the cumulative cash flows from 8/7/2021 to 4/1/2022 included in these materials to estimated future net cash provided by (used in) operating activities, net cash provided by (used in) investing activities and net cash provided by (used in) financing activities under GAAP are included in these materials. The Company is not providing reconciliations of its outlook for estimated future Consolidated Ordinary Course Operating Cash Flows, Consolidated Non- Ordinary Course Disbursements, Consolidated Financing Cash Flows and Net Consolidated Cash Flows on a weekly or monthly basis in reliance on the unreasonable efforts exception provided for under Item 10(e)(1)(i)(B) of Regulation S-K. The Company is unable, without unreasonable efforts, to forecast certain items on a weekly or monthly basis required to develop the meaningful comparable GAAP net cash provided by (used in) operating activities, net cash provided by (used in) investing activities and net cash provided by (used in) financing activities. These items typically include weekly and monthly expenses that are difficult to predict in advance in order to include a GAAP estimate.

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS  Company Overview  RemainCo Strategy and Financial Projections  Cash Flow Forecast Update  Appendix Content

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS Company Overview

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS $5 $(72) $(243) $(106) $(233) $- $1 2016 2017 2018 2019 2020E $125 $222 $363 $439 $320 24% 27% 24% 25% 19% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2016 2017 2018 2019 2020E Adjusted EBITDA EBITDA Margin Company Overview • GTT provides cloud networking services to large and multinational clients – Historical growth transformation through strategic M&A • Maintains Tier 1 global network reaching any location in the world and every application on the cloud – 600+ Points of Presence; 140+ countries; 200K+ client devices under management; 3,500+ regional partners • Offers comprehensive cloud networking services including: – Wide Area Networking, Internet, Transport & Infrastructure, Unified Communications and other Managed Services • Infrastructure Transaction to divest extensive fiber network and data infrastructure services business R EV EN U E Service Offering (2) Geography (2)Customer Type (2) (2) Data based on estimated 4Q20 recurring revenue, geography based on service location. “Other Managed Services” includes professional services and managed hosting. AD JU ST ED E B IT D A Consolidated Financial Summary ($mm) (1)Business Description (1) Includes previously reported results and preliminary unaudited results subject to material revision based on the results of the Company’s ongoing Review, restatement of the Non-Reliance Periods and completion of the financial closing procedures, as applicable. Please see "Important Disclaimers Regarding Financial and Other Information in These Materials" on slide 4 for important cautionary information regarding the Company’s previously issued financial statements and other disclosures. See “Non- GAAP Financial Measures” on slide 6, “Key Assumptions” on slide 33, and “Non-GAAP Reconciliations” on slide 34. $527 $828 $1,491 $1,728 $1,667 2016 2017 2018 2019 2020E 27% 73% Enterprise Carrier 36% 30% 18% 11% 5% Internet Wide Area Networking Transport & Infrastructure Other Managed Services Unified Communications 45% 55% U.S. Non U.S. N ET IN C O M E (L O SS ) 2020E reflect GTT’s Preliminary Estimated Financial Results 2021P to 2025P reflect GTT’s Preliminary Model/Budget

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS

Infrastructure Transaction Separation Timeline Overview


Q4 2020
Q1 2021
Q2 2021 - Onward
TSA PERIOD
Deal
Logical Separation Execution
Physical Separation
Oct. 16
Deal Sign
TARGET CLOSING DATE IN THE COMING WEEKS AFTER SIGNING OF THE RSA(2)
Legal Entity Separation
Legal Entity Separation Planning and Execution
Potential Extension
Systems Separation
Close
Build, Test, and Config
UAT(1)
Potential Extension
End-State
Design
Build, Test, and Config
UAT

(1) User Acceptance Testing (i.e., final stage of software development life cycle to test the software's ability to carry out required tasks, etc).
(2) There is no assurance that the Sale Transaction will close on this timing. Closing is subject to satisfaction or waiver of conditions.

12

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS

Illustrative Infrastructure Sale Structure & Proceeds Overview(1),(2),(3)


Cube Telecom Europe Bidco Limited (Buyer)
All membership in Interoute US LLC
All shares of Hibernia Express (Ireland) Limited
All shares of the "NGS Subsidiaries"
[~$2M]
[~$1]
[~$1.575B]
GTT Communications Inc.
GTT Americas, LLC (US)
[~$82M]
Hibernia NGS Limited (Ireland)
GTT Holdings Netherlands B.V. (Netherlands)
Global Telecom and Technology Holdings Ireland Limited (Ireland)
All shares Interoute Communications Holdings Ltd.
GTT Holdings UK Limited (UK)
Interoute Communications Holdings Ltd. (UK)
Interoute US LLC (US)
Hibernia Express (Ireland) Limited (Ireland)
NGS Subsidiaries
GTT GmbH
Interoute France SAS
Other Non-US Subsidiaries

(1) *Summary chart depicts only entities directly involved in Infrastructure Transaction. Indicated payments are based on relative values of entities and include preliminary impacts of intercompany obligations.*

(2) *The light-yellow entities depicted will be transferred upon completion of the Infrastructure Transaction.*

(3) *The amounts on this slide are based on the estimated net proceeds at closing of the Infrastructure Transaction. See slide 27. The structure and proceeds on this slide are based on illustrative assumptions as described herein, which assumptions may not be accurate. See "Cautionary Note Regarding Forward-Looking Statements" on slide 2 and "Important Disclaimers Regarding Financial and Other Information in These Materials" on slide 4.*

13

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS 14 2021 Projected Cash Flow (1) USD in millions (1) The projections on this slide are based on illustrative assumptions as described herein, including an illustrative closing of the Infrastructure Transaction on 8/31/21, certain of which assumptions are not, or may not, be accurate. See “Cautionary Note Regarding Forward-Looking Statements” on slide 2, “Important Disclaimers Regarding Financial and Other Information in These Materials” on slide 4, “8/12/2021 Cash Flow Forecast Key Assumptions” on slide 29 and “Non-GAAP Financial Measures” on slide 6. (2) A portion of the “Net Cash provided by (used in) Operating Activities” line item includes gross amounts that may arise with respect to certain tax audits in Belgium related to operations and local filing delinquencies. The Company continues to explore factual developments, technical arguments, negotiations, and other means to reduce or eliminate the amounts included in this line item related to such tax audits. In the course of its ordinary operations and as a result of historical transactions/acquisitions, GTT regularly sustains risk of and also receives notices of assessment or proposed assessment with respect to taxes, interest, and, occasionally, penalties. Forecasted Cash Flow 2021P(1) Cash Balance 1/1/2021 77$ 1/2/2021 - 9/3/2021: Net Cash provided by (used in) Operating Activities (46) Net Cash provided by (used in) Investing Activities 1,603 Net Cash provided by (used in) Financing Activities (1,498) Cash Balance 9/3/2021 136$ 9/4/2021 - 12/31/2021: Net Cash provided by (used in) Operating Activities(2) (9) Net Cash provided by (used in) Investing Activities (25) Net Cash provided by (used in) Financing Activities (7) Cash Balance 12/31/2021 94$

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS

Q1 and Q2 2021 Financial Performance

USD in millions

	Q1 2021E(1)	Q1 2021P(2)	Fav / (Unfav) $	Fav / (Unfav) %	Q2 2021E(1)	Q2 2021P(2)	Fav / (Unfav) $	Fav / (Unfav) %
Net Installs								
Sales	$ 7	$ 6	$ 1	*11.0%*	$ 6	$ 6	$ (0)	*(0.4%)*
Installs	6	5	1	*23.2%*	6	6	0	*0.3%*
Churn	(7)	(8)	1	*11.6%*	(7)	(7)	0	*3.4%*
Total Net Installs	**$ (0)**	**$ (2)**	**$ 2**	***83.9%***	**$ (2)**	**$ (2)**	**$ 0**	***15.1%***
Revenue								
Recurring Revenue	389	376	13	*3.3%*	386	369	17	*4.6%*
Non-Recurring Revenue	24	26	(3)	*(9.6%)*	25	26	(1)	*(4.5%)*
Total Revenue(3)(4)	**$ 413**	**$ 403**	**$ 10**	***2.5%***	**$ 411**	**$ 395**	**$ 16**	***4.0%***
Total COR	**248**	**240**	**(9)**	***(3.7%)***	**246**	**233**	**(13)**	***(5.4%)***
Total Gross Margin	**$ 164**	**$ 163**	**$ 1**	***0.7%***	**$ 165**	**$ 162**	**$ 3**	***2.1%***
Gross Margin %	*39.8%*	*40.5%*	*-71bps*		*40.2%*	*40.9%*	*-78bps*	
SG&A	**116**	**119**	**3**	***2.3%***	**126**	**118**	**(8)**	***(6.5%)***
Adjusted SG&A	**82**	**84**	**2**	***1.9%***	**90**	**83**	**(7)**	***(8.8%)***
Adjusted SG&A Margin %	*19.9%*	*20.8%*	*89bps*		*21.9%*	*21.0%*	*-95bps*	
Net Income (Loss)	**(58)**	**(71)**	**(13)**	***18.7%***	**(50)**	**(75)**	**(25)**	***33.2%***
Adjusted EBITDA	**$ 82**	**$ 79**	**$ 3**	***3.4%***	**$ 75**	**$ 79**	**$ (4)**	***(5.0%)***
Adjusted EBITDA Margin %	*19.9%*	*19.7%*	*17bps*		*18.2%*	*20.0%*	*-173bps*	

(1) Includes preliminary unaudited results subject to material revision based on the results of the Company's ongoing Review, restatement of the Non-Reliance Periods and completion of the financial closing procedures, as applicable. Please see "Important Disclaimers Regarding Financial and Other Information in These Materials" on slide 4 for important cautionary information regarding the Company's preliminary unaudited results and other disclosures. See "Non-GAAP Financial Measures" on slide 6, "Key Assumptions" on slide 33, and "Non-GAAP Reconciliations" on slide 35.

(2) The projections on this slide are based on illustrative assumptions as described herein, which assumptions may not be accurate. See "Cautionary Note Regarding Forward-Looking Statements" on slide 2, "Important Disclaimers Regarding Financial and Other Information in These Materials" on slide 4, "Key Assumptions" on slide 33 and "Non-GAAP Financial Measures" on slide 6.

(3) Includes revenue attributable to the Infrastructure Business for Q1 2021E and Q1 2021P of $84M and $83M, respectively. This revenue does not correspond exactly to the particular legal entities contemplated to be sold pursuant to the Infrastructure Transaction.

(4) Includes revenue attributable to the Infrastructure Business for Q2 2021E and Q2 2021P of $86M and $83M, respectively. This revenue does not correspond exactly to the particular legal entities contemplated to be sold pursuant to the Infrastructure Transaction.

15

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS RemainCo Strategy and Financial Projections

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS 17 RemainCo(1) Business and Strategy The Infrastructure Transaction creates an opportunity for GTT to reshape itself into a managed services provider, focused on its core target markets and a world-class customer experience. Re-Alignment Stabilization Investment Growth 2021 2022 2023 • Serve focused market segments and product portfolio. Deliver right service to the right customers. • Shed non-core business, products and target markets. • SG&A alignment. • Reduction of opex to align costs to revenue. • Consolidation of client ratings and interactions into actionable data. • Creation of a business foundation focused on a customer success model with defined initiatives: • Customer First. • Churn Mitigation. • Operational Excellence. • Vendor Management Discipline. • Positioned for growth – additional investments for scale will be made in Network expansion, Operations Support / Business Support Systems and product development. Value creation (1) RemainCo represents the Company’s remaining business after giving effect to the sale of the Infrastructure Business in the Infrastructure Transaction.

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS Refocused Business Strategy A shift in strategic focus from M&A-driven expansion to a Customer First culture and Operational Excellence service model to enable organic growth Customer First Culture • Making it easy to do business with us • Creating a culture of accountability, collaboration and partnership • Building an environment supporting customer value creation at every level Operational Excellence • Re-focusing processes and systems from integration activity to maximizing customer impact • Refining product portfolio to ensure closer fit with customer needs and anticipating future trends Customer Retention and Growth • Renewal strategy short, mid and long term • Product upgrade strategy to meet customer need and address aging technology • Grow wallet share Pivot to Network-based MSP Business Model • Sharper focus on large, global enterprise market leveraging Tier 1 IP network and core competencies • Sale of non-core assets and businesses • Pursue measures to lower cost of revenue and improve margin performance 18

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS Key Initiatives • Transactional Surveys • Annual Surveys / NPS • Customer Advisory Board program (CAB) • Customer Satisfaction Index (CSI) • 360° customer view • Enhanced segmentation analytics • Predictive model prototype – churn propensity • Data science / Machine Learning platform development • Customer Success Manager (CSM) role as the voice of the customer • Putting the Premier back into Premier Ask for feedback across the customer journey  Measure sentiment over time – identify themes, track progress  Look at our weaknesses from the customer’s perspective – ease of working with us, communication, speed and value  Identify how customers want to work with us – level of automation, communication, reporting, support structure Analyze our interaction data  Identify touchpoints and process gaps that cause customers to churn  Find commonalities across customers and identify cohorts based on needs  Prioritize system and process improvements for greatest impact on churn propensity and increase in customer lifetime value Look at their strategic goals and market conditions  Offer solutions that provide them value now  Build product roadmap, anticipating future needs Uncover the solutions they are seeking and how we are doing in delivering it Customer First - Understanding Our Customers 19

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS

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Achieving Operational Excellence

Four Main Areas Frame Our Efforts Through 2022

Global Service Platform

- Evolve organizations to maximize appropriate task with the appropriate resource, regardless of location
- Build tools and workflows that allows task assignment, queue management and compliance across the broader GTT organization

All-Digital Service Model

- Emphasis on EtherVision – from signature to renewal
- Interact with our customers – where, how and when they want
- Provide timely and relevant service detail
- Where applicable allow "self-service" configurations
- Digital architectures to unlock productivity
- Digitized operating procedures to drive end-to-end process automation for deployment and operations

Business Processes & Internal Controls

- Customer AND Technician first!
- Emphasis on data governance and compliance
- Re-engineer and design processes to introduce parallel processing
- Focus on clean orders and configuration details to improve quoting and enable flow-through provisioning
- Automate logical task flows
- Define "right the first time" customer order requirements from quote to cash and create the necessary audit controls to ensure compliance
- Expand and evolve digital interfaces with network and platform partners (ASR – Blockchain)

Skilled and Knowledgeable Staff

- Build Training organization that provides Product / Process / Customer Service and technical skill uplift
- Utilize vendors and industry (e.g. MEF) resources
- Moving toward a NaaS model requires new capabilities within the network team
  - Previously, network teams were more engineering and operations focused; they now need to evolve and develop service-management and software-development capabilities

Product | **Process** | **Network** | **Operations** | **Portal** | **Partners**

20

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SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS 1. Product Strategy • Defined product roadmap and positioning for Grow and Maintain segments • Technology transition plan for Harvest & Retire • Go to market support for product strategies – campaigns and content • Aligned incentives for growth and evolution – internal and external • Process enabled, system supported 2. Account Management • Global CRM support organization deployed and ready • Strategic account planning process applied to concentration of revenue base • Proactive renewal strategies executed mid term – task driven • Expanded ongoing interaction with clients via QBR 3. GTT Performance • Incorporate client feedback into culture and continuous improvement processes • Surround at risk accounts with get well plans w/ extended leadership engagement • Establish service levels for each client tier Premier, Gold, Silver • Eliminate distractions and resource drain of SMB (1) • Strategic use of client input Focus on fundamentals and execution supported by a well-defined segmentation and product strategy Retention Strategy Built on 3 Fundamentals 21 (1) SMB includes approximately 8,100 customers which represent approximately $36M in annual revenue. Please see “Important Disclaimers Regarding Financial and Other Information in These Materials” on slide 4.

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS 22 USD in millions Revenue Summary Gross Margin Summary RemainCo Business Plan Key Metrics (1)(2) $516 $490 $497 $540 $578 $611 38.5% 39.4% 40.4% 41.9% 42.7% 43.2% 2020E 2021P 2022P 2023P 2024P 2025P Gross Margin As Adjusted RemainCo % of Revenue (1) The projections on this slide are based on illustrative assumptions as described herein, which assumptions may not be accurate. See “Cautionary Note Regarding Forward-Looking Statements” on slide 2, “Important Disclaimers Regarding Financial and Other Information in These Materials” on slide 4, “Non-GAAP Financial Measures” on slide 6, “Key Assumptions” on slide 33, and “Non-GAAP Reconciliations” on slide 34. (2) 2020E and 2021P metrics as adjusted to reflect removal of preliminary, illustrative pre-transaction close Infrastructure Business activity and are subject to material change. $1,341 $1,243 $1,229 $1,287 $1,355 $1,414 -7.3% -1.1% 4.8% 5.3% 4.4% 2020E 2021P 2022P 2023P 2024P 2025P RemainCo Revenue As Adjusted RemainCo Y/o/Y Growth

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS

RemainCo Business Plan Key Metrics (1)(2)

USD in millions

SG&A Summary



$397
$420
$290
$299
$307
$312
2020E
2021P
2022P
2023P
2024P
2025P
SG&A

Net Income (Loss) Summary



$(346)
$(333)
$(19)
$4
$23
$49
2020E
2021P
2022P
2023P
2024P
2025P
Net Income

Adjusted SG&A Summary



$310
$289
$290
$299
$307
$312
$116
$94
$95
$103
$110
$115
$193
$195
$196
$196
$197
$197
23.1%
23.3%
23.6%
23.2%
22.6%
22.0%
2020E
2021P
2022P
2023P
2024P
2025P
Headcount SG&A
Non-HC SG&A
% of As Adjusted RemainCo Revenue

Figures do not include potential investment in systems which will reduce headcount in future years.

Adjusted EBITDA Summary



15.4%
$206
16.2%
$201
16.8%
$207
18.7%
$241
20.0%
$271
21.1%
$299
2020E
2021P
2022P
2023P
2024P
2025P
RemainCo Adjusted EBITDA
As Adjusted RemainCo EBITDA Margin

23

(1) The projections on this slide are based on illustrative assumptions as described herein, which assumptions may not be accurate. See "Cautionary Note Regarding Forward-Looking Statements" on slide 2, "Important Disclaimers Regarding Financial and Other Information in These Materials" on slide 4, "Non-GAAP Financial Measures" on slide 6, "Key Assumptions" on slide 33, and "Non-GAAP Reconciliations" on slide 34.

(2) 2020E and 2021P metrics as adjusted to reflect removal of preliminary, illustrative pre-transaction close Infrastructure Business activity and are subject to material change.

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS

RemainCo/Full Company Business Plan Key Metrics (1)

USD in millions

Working Capital Cash Flows



2021 (Full Company)(2)
2022-2025 (RemainCo)
AP Paydown
Cash Collat. LC's
Other
2021P
2022P
2023P
2024P
2025P
$(36)
$(9)
$34
$(11)
$(7)
$(2)
$(1)
$(1)

Net Cash Provided By (Used In) Operating Activities



$(36)
$113
$153
$186
$215
2021P
2022P
2023P
2024P
2025P
2021 (Full Company)
2022-2025 (RemainCo)

One-Time Disbursements & Cash Taxes



$22
$112
$6
$9
$4
$153
$12/year
Cash Taxes
Professional Fees
Infrastructure Business Transition
Retention
Other
2021P
2022P-2025P
2021 (Full Company)
2022-2025 (RemainCo)

Unlevered Free Cash Flow(3)



0.9%
10.2%
12.6%
14.1%
15.3%
$13
$126
$163
$191
$216
2021P
2022P
2023P
2024P
2025P
UFCF
UFCF % of Revenue
2021 (Full Company)
2022-2025 (RemainCo)

24

(1) The projections on this slide are based on illustrative assumptions as described herein, which assumptions may not be accurate. See "Cautionary Note Regarding Forward-Looking Statements" on slide 2, "Important Disclaimers Regarding Financial and Other Information in These Materials" on slide 4, "Non-GAAP Financial Measures" on slide 6 , "Key Assumptions" on slide 33, and "Non-GAAP Reconciliations" on slide 34.
(2) 2021 working capital cash flows exclude working capital adjustments related to the Infrastructure Transaction
(3) Net cash provided by (used in) operating activities plus interest expense less purchases of property and equipment. 2021 reflects full Company figures (incl. Infrastructure Business activity pre-transaction close).

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS 25 2021-2025 RemainCo Financial Projections (1) USD in millions (1) The projections on this slide are based on illustrative assumptions as described herein, which assumptions may not be accurate. See “Cautionary Note Regarding Forward-Looking Statements” on slide 2, “Important Disclaimers Regarding Financial and Other Information in These Materials” on slide 4, “Non-GAAP Financial Measures” on slide 6, “Key Assumptions” on slide 33, and “Non-GAAP Reconciliations” on slide 34. (2) FY 2021 revenue, cost of revenue, SG&A, adjusted SG&A and adjusted EBITDA figures are adjusted to reflect full year financials for RemainCo as if the Infrastructure transaction closed in a prior period. • Increased bookings and installs in 2020 indicate an improving salesforce, though worsening churn levels highlight state of customer relations and the need to revisit go forward strategy • Following stabilization in 2021-2022, gradual revenue growth is forecasted 2023+ driven by initiatives to further improve relations with and grow indirect sales channel – Improved focus on customer experience and satisfaction forecasted to decrease churn % beginning in 2023 • Continued success in network grooming/optimization and other related initiatives forecasts lower costs of revenue and improved gross margins throughout forecast period • As a result of the revenue growth and improved margins, Net Income (Loss) as a % of revenue increases from -26.8% in FY 2021 to 3.5% in 2025. Adjusted EBITDA as % of revenue increases from 16.2% in FY 2021 to 21.1% in 2025 Summary Projections 2020E 2021P(2) 2022P 2023P 2024P 2025P Recurring Revenue 1,252$ 1,156$ 1,142$ 1,198$ 1,262$ 1,319$ Non-Recurring Revenue 89 87 87 90 93 96 Total Revenue 1,341$ 1,243$ 1,229$ 1,287$ 1,355$ 1,414$ Total Cost of Revenue 825 753 732 748 777 803 Gross Margin 516 490 497 540 578 611 Gross Margin % 38.5% 39.4% 40.4% 41.9% 42.7% 43.2% SG&A 397 420 290 299 307 312 Adjusted SG&A 310 289 290 299 307 312 Net Income (Loss) (346) (333) (19) 4 23 49 Adjusted EBITDA 206$ 201$ 207$ 241$ 271$ 299$ Adjusted EBITDA Margin % 15.4% 16.2% 16.8% 18.7% 20.0% 21.1% Monthly Recurring Revenue (MRR) Metrics 2019 2020E 2021P(1) 2022P 2023P 2024P 2025P Beginning MRR 108$ 108$ 100$ 93$ 95$ 100$ 105$ Ending MRR 108 100 93 95 100 105 110 Total MRR 1,278 1,249 1,138 1,123 1,176 1,238 1,293 Key Metrics 2019 2020E 2021P(1) 2022P 2023P 2024P 2025P Bookings 19$ 22$ 22$ 24$ 24$ 25$ 25$ Installs 18 19 20 22 22 23 23 Churn (24) (28) (25) (19) (17) (18) (19) Net Installs (6)$ (9)$ (5)$ 2$ 5$ 5$ 4$ Churn as % of Revenue 1.9% 2.2% 2.1% 1.7% 1.5% 1.5% 1.5%

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS

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2021-2025 RemainCo Financial Projections (1)

USD in millions

Summary Projections	2021P(2)	2022P	2023P	2024P	2025P
Net Income (Loss)	$ (333)	$ (19)	$ 4	$ 23	$ 49
Adjusted EBITDA	201	207	241	271	299
Capital Expenditures(2)	(62)	(61)	(64)	(68)	(71)
Change in NWC	(11)	(7)	(2)	(1)	(1)
Cash Taxes	(22)	(12)	(12)	(12)	(12)
One-Time: Professional Fees	(112)	-	-	-	-
One-Time: Infrastructure Business Transition	(6)	-	-	-	-
One-Time: Retention	(9)	-	-	-	-
One-Time: Other	(4)	-	-	-	-
Net Cash Provided by (Used In) Operating Activities	$ (114)	$ 113	$ 153	$ 186	$ 215
Unlevered Free Cash Flow	$ (25)	$ 126	$ 163	$ 191	$ 216
Unlevered Free Cash Flow Excl. One-Time Charges	$ 107	$ 126	$ 163	$ 191	$ 216

Capital Expenditures	2021P(1)	2022P	2023P	2024P	2025P
Total CapEx	$ 62	$ 61	$ 64	$ 68	$ 71
Total CapEx as % of Revenue	5.0%	5.0%	5.0%	5.0%	5.0%

(1) The projections on this slide are based on illustrative assumptions as described herein, which assumptions may not be accurate. See "Cautionary Note Regarding Forward-Looking Statements" on slide 2, "Important Disclaimers Regarding Financial and Other Information in These Materials" on slide 4, "Non-GAAP Financial Measures" on slide 6, "Key Assumptions" on slide 33, and "Non-GAAP Reconciliations" on slide 34.

(2) FY 2021 revenue, net income, adjusted EBITDA and CapEx figures are presented on a basis to reflect full year financials for RemainCo as if the Infrastructure Transaction closed in a prior period. CapEx does not include approximately $40M in InfraCo spend through 8/31/21. Note that net cash provided by (used in) operating activities for 2021 including Infrastructure is approximately ($36M) and unlevered free cash flow for 2021 including InfraCo is $13M. In addition, note that approximately $42M of the one-time items occur from September-December 2021.

26

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SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS

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Illustrative As Adjusted Capital Structure Overview

Illustrative Estimated As Adjusted Capital Structure as of 8/31/2021[1] ($mm)

	Estimated Outstanding	(-) Infra Trans. Adj.	As Adjusted Out. 8/31/21	Interest Rate	Maturity
Priming Term Loan[2]	$279	($279)	-	L+500 / 250PIK	Dec-21
2020 EMEA Term Loan[3]	140	(68)	72	L+425	May-25
EMEA Term Loan[4]	858	(417)	441	E+325	May-25
Revolving Credit Facility[5]	75	(36)	38	L+275	May-23
US Term Loan	1,717	(834)	883	L+275	May-25
Secured Swaps (Crystallized)[6]	51	(25)	26	Various	
Total Secured Debt	**$3,120**	**($1,659)**	**$1,461**		
7.875% Senior Unsecured Notes[7]	575	-	575	7.875%	Dec-24
Total Debt	**$3,695**	**($1,659)**	**$2,036**		

(1) For illustrative purposes only, assumes that the Infrastructure Transaction closed by August 31, 2021. The Company is currently targeting closing in the coming weeks, although there is no assurance that the Infrastructure Transaction will close on that timing. The estimated secured debt pay down from the Infrastructure Transaction net proceeds illustrated herein reflects full pay down of the Priming Term Loan and pro rata pay down of all other secured debt under the Credit Agreement. As disclosed in the other Cleansing Material (as defined in the Company's Current Report on Form 8-K to which these materials are attached as an exhibit), the Restructuring Support Agreement contemplates inter-lender turnovers of Infrastructure Transaction net proceeds which are not reflected on this slide. Please refer to the other Cleansing Material for additional details.

(2) $275mm Priming Term Loan plus ~$4mm estimated PIK interest. Priming Term Loan matures on the earlier of (i) closing of the Infrastructure Transaction and (ii) first anniversary of the closing date.

(3) Estimated amount outstanding including 1% prepayment premium

(4) Based on 1.18x EUR / USD spot rate.

(5) Excludes outstanding letters of credit of $[4.7]mm, which have been cash collateralized at 105% of the face amount thereof.

(6) Based on the estimated mark-to-market as of 8/30/21 of the secured swaps assuming crystallization of the claims

(7) Principal amount outstanding

(8) Potential release of holdback excluded for purposes of this illustration.

(9) Pursuant to the amended Infrastructure SPA, the parties have agreed to a €20mm purchase price reduction and a €70mm Deferred Consideration to be released upon the Company's emergence from chapter 11. Under the terms of the RSA, the Deferred Consideration would be paid to holders of the Company's prepetition secured debt.

(10) Estimated Professional Fees, Tax & Others include the Company's current estimates of Infrastructure Transaction advisor fees, taxes and potential purchase price adjustments (i.e., net debt adjustment, working capital adjustment, EBITDA adjustment). **These estimates are preliminary and subject to material change.**

(11) 3% exit fee payable on Priming Term Loan at the time of the repayment.

(12) TBD amount based on the lesser of (A) the amount by which Effective Date Liquidity exceeds $100mm and (B) the amount by which the aggregate amount of Cash and Cash Equivalents (as defined in the Credit Agreement) (excluding Restricted Cash) of the Reorganized Company on the Plan Effective Date exceeds $25mm.

Illustrative Infrastructure Transaction Net Proceeds:

Headline Purchase Price	$2,150
(-) Earn-out	(130)
Aggregate Base Purchase Price	**$2,020**
(-) Escrow / Holdback[8]	(75)
(-) €20M Purchase Price Reduction[4,9]	(24)
(-) €70M Deferred Consideration[4,9]	(83)
(-) Estimated Fees, Tax & Others[10]	(136)
(-) Estimated Priming Term Loan Exit Fee[11]	(8)
(-) Proceeds Retained by Company for Liquidity	(35)
Estimated Proceeds to GTT at Close	**$1,659**
(+) €70M Deferred Consideration[4,9]	83
(+) Excess CF Sweep / (Liquidity Need for $25M Min. Cash)[12]	TBD
Aggregate Estimated Proceeds to GTT	**$1,742**

27

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SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS Cash Flow Forecast Update

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS 29 8/12/2021 Cash Flow Forecast Key Assumptions General Overview • The following cash flow forecast is based on the forecast delivered pursuant to the Priming Facility Credit Agreement on August 12th, 2021. The forecast has been updated for the latest estimates of InfraCo Net Proceeds and anticipated distributions to creditors. • For illustrative purposes only, this forecast assumes the Infrastructure Transaction closed on August 31st, 2021, the Company makes a consensual chapter 11 filing on September 30th, 2021 and a chapter 11 plan of reorganization becomes effective in March 2022. The Company is currently targeting closing of the Infrastructure Transaction in the coming weeks after signing of the RSA, although there is no assurance that the Infrastructure Transaction will close on that timing. • The forecasts assumes $35mm in proceeds will be retained from InfraCo Net Proceeds. Operating Assumptions • Revenue, expense, and CapEx assumptions are consistent with the forecast delivered pursuant to the Priming Facility Credit Agreement on August 12th, 2021. • Billings seasonality is forecast based on historical billings data. • Weekly collections timing based on historical collections terms. • AP payment terms are held constant over the forecast period. Non-Ordinary Course Disbursements • Includes one-time professional fees related to debt restructuring and the InfraCo separation as well as a one-time tax payment related to prior year taxes. Debt & Interest Assumptions • US TL, EMEA TL, and 2020 EMEA TL are all paid quarterly at interest rates of L+2.75%, E+3.25%, and L+4.25% respectively. A EURIBOR / LIBOR floor of 0.00% is assumed for each facility. • RCF interest is paid quarterly at L+2.75% with a 0.00% LIBOR floor. • Priming facility interest is assumed to be paid monthly at L+5.00% with a 1.00% LIBOR floor. PIK interest of 2.50% is accrued monthly. • Post-petition default interest is included on all secured debt. • No principal payments are forecast to be paid post-petition. • Swaps are assumed to crystalize immediately prior to the InfraCo Transaction at a balance equal to the last reported MTM (July 2021) less anticipated swap payments from August. Assumes adequate protection for the swaps in the form of cash interest payments at the non-default RCF interest rate. InfraCo Proceeds • Assumes no €90mm German Tax Holdback but Infrastructure Transaction proceeds at closing are reduced by a €70mm holdback and €20mm reduction in purchase price, with 100% of the €70mm released on the effective date of the plan of reorganization.

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS Cash Flow Sensitivity Forecast CF Cumulative GAAP Metrics(1) Period(2) Net Cash Used in Operating Activities (28)$ Net Cash Provided By Investing Activities 1,723 Net Cash Used In Financing Activities (1,749) Net (Decrease) Increase In Cash, Cash Equivalents, & Restricted Cash (54)$ Plus: Restricted Cash Adjustments 5 Net Consolidated Cash Flows (49)$ Act /Fcst Fcst Fcst Fcst Fcst Fcst Fcst Fcst Fcst Fcst Fcst Fcst Fcst Fcst Fcst USD in millions 08/13/21 08/20/21 08/27/21 09/03/21 09/10/21 09/17/21 09/24/21 10/01/21 10/08/21 10/15/21 10/22/21 10/29/21 11/05/21 Total Consolidated Ordinary Course Operating Cash Flows Receipts 29$ 33$ 30$ 31$ 23$ 27$ 23$ 32$ 23$ 28$ 24$ 32$ 24$ 359$ Non-Payroll Operating Disbursements (28) (29) (25) (30) (21) (21) (23) (25) (20) (18) (18) (18) (14) (292) Payroll (6) (1) (8) (5) (3) (2) (6) (11) - (2) (3) (6) (3) (55) Consolidated Ordinary Course Operating Cash Flows (4) 3 (3) (5) (1) 5 (6) (5) 3 8 3 8 7 12 Consolidated Non-Ordinary Course Disbursements Non-Ordinary Course Disbursements (4) (3) (1) (3) (1) (19) (2) (5) - (4) - - 1 (40) Consolidated Non-Ordinary Course Disbursements (4) (3) (1) (3) (1) (19) (2) (5) - (4) - - 1 (40) Consolidated Financing Cash Flows Interest & Fees (1) - - (9) - - - (12) - - - - - (23) Principal Payments - - - - - - - (7) - - - - - (7) InfraCo Net Proceeds - - - 1,694 - - - - - - - - - 1,694 InfraCo Debt Paydown - - - (1,659) - - - - - - - - - (1,659) Consolidated Financing Cash Flows (1) - - 26 - - - (19) - - - - - 5 Net Consolidated Cash Flows (9) 0 (4) 18 (2) (14) (8) (29) 3 4 3 8 8 (23) Cash & Liquidity Beginning Consolidated Cash 136 127 127 123 136 134 119 112 83 86 89 92 100 136 Net Consolidated Cash Flows (9) 0 (4) 18 (2) (14) (8) (29) 3 4 3 8 8 (23) Restricted Cash Adjustments - - - (5) - - - - - - - - - (5) Ending Consolidated Cash 127 127 123 136 134 119 112 83 86 89 92 100 108 108 Restricted Cash / Payment Float (12) (12) (12) (7) (7) (7) (7) (7) (7) (7) (7) (7) (7) (7) Ending Consolidated Available Cash 115 115 111 129 126 112 105 76 78 82 85 93 101 101 (1) The projections on this slide are based on illustrative assumptions as described herein, which assumptions may not be accurate. See “Cautionary Note Regarding Forward-Looking Statements” on slide 2, “Important Disclaimers Regarding Financial and Other Information in These Materials” on slide 4, “Non-GAAP Financial Measures” on slide 6 and “Non-GAAP Reconciliations” on slide 36. (2) Reflects cumulative cash flows from 8/7/2021 to 4/1/2022. 30 Weekly Cash Flow Forecast

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS

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Monthly Cash Flow Forecast (1)

Cash Flow Sensitivity Forecast Cumulative GAAP Metrics(1)	CF Period(2)
Net Cash Used in Operating Activities	$ (28)
Net Cash Provided By Investing Activities	1,723
Net Cash Used In Financing Activities	(1,749)
Net (Decrease) Increase In Cash, Cash Equivalents, & Restricted Cash	$ (54)
Plus: Restricted Cash Adjustments	5
Net Consolidated Cash Flows	$ (49)

Month	Aug-21	Sep-21	Oct-21	Nov-21	Dec-21	Jan-22	Feb-22	Mar-22	
Act /Fcst	Fcst*	Fcst	Fcst	Fcst	Fcst	Fcst	Fcst	Fcst	Fcst
USD in millions	09/03/21	10/01/21	10/29/21	12/03/21	12/31/21	01/28/22	02/25/22	04/01/22	Total
Consolidated Ordinary Course Operating Cash Flows									
Receipts	$ 123	$ 105	$ 107	$ 121	$ 95	$ 112	$ 112	$ 125	$ 900
Non-Payroll Operating Disbursements	(113)	(90)	(76)	(87)	(75)	(79)	(79)	(98)	(695)
Payroll	(19)	(23)	(11)	(16)	(15)	(11)	(13)	(28)	(137)
Consolidated Ordinary Course Operating Cash Flows	**(9)**	**(7)**	**21**	**18**	**5**	**22**	**20**	**(1)**	**68**
Consolidated Non-Ordinary Course Disbursements									
Non-Ordinary Course Disbursements	(10)	(27)	(4)	(3)	(7)	(4)	(4)	(26)	(85)
Consolidated Non-Ordinary Course Disbursements	**(10)**	**(27)**	**(4)**	**(3)**	**(7)**	**(4)**	**(4)**	**(26)**	**(85)**
Consolidated Financing Cash Flows									
Interest & Fees	(11)	(12)	-	-	(19)	-	-	(19)	(60)
Principal Payments	-	(7)	-	-	-	-	-	-	(7)
InfraCo Net Proceeds	1,694	-	-	-	-	-	-	83	1,777
InfraCo Debt Paydown	(1,659)	-	-	-	-	-	-	(83)	(1,742)
Consolidated Financing Cash Flows	**24**	**(19)**	**-**	**-**	**(19)**	**-**	**-**	**(19)**	**(32)**
Net Consolidated Cash Flows	**5**	**(53)**	**18**	**14**	**(20)**	**18**	**16**	**(46)**	**(49)**
Cash & Liquidity									
Beginning Consolidated Cash	136	136	83	100	115	94	112	128	136
Net Consolidated Cash Flows	5	(53)	18	14	(20)	18	16	(46)	(49)
Restricted Cash Adjustments	(5)	-	-	-	-	-	-	-	(5)
Ending Consolidated Cash	**136**	**83**	**100**	**115**	**94**	**112**	**128**	**82**	**82**
Restricted Cash / Payment Float	(7)	(7)	(7)	(7)	(7)	(7)	(7)	(7)	(7)
Ending Consolidated Available Cash	**129**	**76**	**93**	**108**	**87**	**105**	**121**	**75**	**75**

*August reflects cash flows for week ending 8/13/2021 - 9/3/2021.

(1) The projections on this slide are based on illustrative assumptions as described herein, which assumptions may not be accurate. See "Cautionary Note Regarding Forward-Looking Statements" on slide 2, "Important Disclaimers Regarding Financial and Other Information in These Materials" on slide 4, "Non-GAAP Financial Measures" on slide 6 and "Non-GAAP Reconciliations" on slide 36.

(2) Reflects cumulative cash flows from 8/7/2021 to 4/1/2022.

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SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS Appendix

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS

RemainCo Projections Key Assumptions

Revenue

Bookings and Churn Forecasts
- Following a decline in 2021, consolidated bookings projected to stabilize in 2022 and see gradual growth over 2023 – 2025 driven by new key leadership and growth in the indirect sales channel
- Customer churn forecasted to improve over 2021-2022 and stabilize through rest of forecast period due to improved focus on customer experience and satisfaction driven by customers upgrading to new GTT products

Expense

Cost of Revenue
- Through network grooming/optimization and other cost takeout initiatives, the forecast assumes gradual margin improvement via a reduction in cost of revenue, improving gross margin from 39.4% in 2021 to 43.2% in 2025

Selling, General and Administrative Expense
- Headcount expense during the forecast period will be managed in line with current present cost levels. The company is currently evaluating incremental capital spend on improved systems development that would reduce headcount expense during the forecast period
- Non-headcount expense (excluding agent commissions and rent expense) remains flat as a % of revenue during the forecast period (~4.4%)
- Given the focus on growing sales via the indirect channel, Agent commissions increase approximately 50% during the forecast period

Capex

Capital Expenditure
- Capex assumed to be 5% of revenue during the forecast period (3% maintenance, 2% success-based). ~60% of maintenance capex in the forecast period represents capitalized labor

General Assumptions

Basis of Presentation
- No aspect of the ongoing accounting review or restatement work has been reflected in the figures herein. Additionally, any InfraCo figures are preliminary, not reflective of final separation/carveout financial statements, and could change materially

Infrastructure Transaction
- Assumes the Infrastructure transaction closed on August 31, 2021
- As Adjusted RemainCo financials do not include forecasted January-August 2021 InfraCo adjusted EBITDA of $57.8M
- As Adjusted RemainCo financials adjusted for RemainCo / InfraCo post-transaction considerations including:
  - $23.6M annual vendor payment from RemainCo to InfraCo
  - $3.6M annual customer payment from InfraCo to RemainCo
  - $10M of additional customer contract to flow to InfraCo

Other
- Assumes no interest payments on the Notes during 2021

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Non-GAAP Reconciliations

USD in millions

Adjusted EBITDA	Full Company 2016	2017	2018	2019	2020E [1]	RemainCo 2020E [1]	RemainCo Forecast [3] 2021P[2]	2022P	2023P	2024P	2025P	InfraCo[3] Jan-Aug 2021P
Net Income (Loss)	$ 5.3	$ (71.5)	$ (243.4)	$ (105.9)	$ (232.6)	$ (346.3)	$ (333.0)	$ (18.6)	$ 3.9	$ 22.5	$ 49.2	$ (121.2)
Income tax (benefit) expense	3.9	17.3	(5.5)	3.2	(4.2)	(4.2)	22.0	12.0	12.0	12.0	12.0	4.6
Other (income) loss, net	0.6	(0.2)	127.9	31.3	(7.1)	(7.1)	-	-	-	-	-	-
Loss on debt extinguishment	1.6	8.6	13.8	-	14.9	14.9	-	-	-	-	-	
Interest expense, net	29.4	71.2	146.9	194.7	188.2	188.2	154.8	74.5	73.5	72.5	71.3	32.2
Depreciation & amortization	62.8	132.6	211.4	248.8	264.1	264.1	225.8	138.6	151.2	164.4	166.6	114.8
Severance, restructuring and other exit costs	0.9	22.4	37.1	13.0	9.3	9.3	-	-	-	-	-	-
Transaction, integration and other costs	4.8	19.1	40.5	23.0	59.1	59.1	131.4	-	-	-	-	27.3
Non-cash compensation	15.8	22.2	34.4	31.2	28.1	28.1	-	-	-	-	-	-
Adjusted EBITDA	$ 125.1	$ 221.7	$ 363.1	$ 439.3	$ 319.8	$ 206.0	$ 201.0	$ 206.5	$ 240.6	$ 271.4	$ 299.1	$ 57.8

Adjusted SG&A	RemainCo 2020E [1]	RemainCo Forecast [3] 2021P[2]	2022P	2023P	2024P	2025P
Selling, General & Administrative Expense	$ 396.8	$ 420.4	$ 290.5	$ 299.0	$ 306.6	$ 311.9
Non-cash compensation	(28.1)	-	-	-	-	-
Transaction, integration and other costs	(59.1)	(131.4)	-	-	-	-
Adjusted Selling, General & Administrative Expense	$ 309.7	$ 289.0	$ 290.5	$ 299.0	$ 306.6	$ 311.9

Unlevered Free Cash Flow	Full Company[3] 2021P	RemainCo Forecast [3] 2021P[2]	2022P	2023P	2024P	2025P
Net cash provided by (used in) operating activities	$ (35.9)	$ (113.6)	$ 112.6	$ 153.4	$ 186.1	$ 215.2
Cash interest	150.5	150.5	74.5	73.5	72.5	71.3
Purchase of property & equipment	(102.0)	(61.6)	(61.4)	(64.4)	(67.8)	(70.7)
Unlevered Free Cash Flow	$ 12.6	$ (24.7)	$ 125.6	$ 162.5	$ 190.9	$ 215.8

Unlevered Free Cash Flow Excluding One Time Charges	RemainCo Forecast [3] 2021P[2]	2022P	2023P	2024P	2025P
Net cash provided by (used in) operating activities	$ (113.6)	$ 112.6	$ 153.4	$ 186.1	$ 215.2
Cash interest	150.5	74.5	73.5	72.5	71.3
Purchase of property & equipment	(61.6)	(61.4)	(64.4)	(67.8)	(70.7)
Professional fees	112.4	-	-	-	-
Infrastructure business transition	6.3	-	-	-	-
Retention	9.1	-	-	-	-
Other	3.5	-	-	-	-
Unlevered Free Cash Flow Excl. One Time Charges	$ 106.7	$ 125.6	$ 162.5	$ 190.9	$ 215.8

(1) Includes previously reported results and preliminary unaudited results subject to material revision based on the results of the Company's ongoing Review, restatement of the Non-Reliance Periods and completion of the financial closing procedures, as applicable. Please see "Important Disclaimers Regarding Financial and Other Information in These Materials" on slide 4 for important cautionary information regarding the Company's previously issued financial statements and other disclosures.

(2) FY 2021 adjusted EBITDA and CapEx figures are presented on a basis that is adjusted to reflect full year financials for RemainCo as if the Infrastructure Transaction closed in a prior period. CapEx does not include approximately $40M in InfraCo spend through 8/31/21. Note unlevered free cash flow for 2021 including InfraCo is ($27M).

(3) The projections on this slide are based on illustrative assumptions as described herein, which assumptions may not be accurate. See "Cautionary Note Regarding Forward-Looking Statements" on slide 2, "Important Disclaimers Regarding Financial and Other Information in These Materials" on slide 4, "Key Assumptions" on slide 33 and "Non-GAAP Financial Measures" on slide 6.

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Non-GAAP Reconciliations (Cont.)

USD in millions

Adjusted EBITDA	Full Company Q1 2021E[(1)]	Q1 2021P[(2)]	Q2 2021E[(1)]	Q2 2021P[(2)]
Net Income (Loss)	**$ (58.0)**	**$ (70.9)**	**$ (50.3)**	**$ (75.3)**
Income tax (benefit) expense	-	3.0	-	3.0
Other (income) loss, net	(8.8)	-	(27.7)	-
Loss on debt extinguishment	-	-	-	-
Interest expense, net	47.3	45.4	49.7	47.4
Depreciation & amortization	67.4	67.3	67.3	68.7
Severance, restructuring and other exit costs	0.4	-	0.4	-
Transaction, integration and other costs	30.2	34.6	32.5	35.1
Non-cash compensation	3.6	-	3.0	-
Adjusted EBITDA	$ 82.0	$ 79.4	$ 74.9	$ 78.9

Adjusted SG&A	Full Company Q1 2021E[(1)]	Q1 2021P[(2)]	Q2 2021E[(1)]	Q2 2021P[(2)]
Selling, General & Administrative Expense	**$ 115.9**	**$ 118.2**	**$ 125.6**	**$ 118.0**
Non-cash compensation	(3.6)	-	(3.0)	-
Transaction and integration costs	(17.9)	(31.1)	(18.8)	(31.6)
Non-recurring advisor fees	(9.6)	(0.8)	(11.3)	(0.8)
Retention bonus accrual	(2.5)	(2.3)	(2.6)	(2.3)
Other cost	(0.2)	(0.4)	0.2	(0.4)
Adjusted Selling, General & Administrative Expense	$ 82.1	$ 83.6	$ 90.1	$ 82.9

(1) Includes preliminary unaudited results subject to material revision based on the results of the Company's ongoing Review, restatement of the Non-Reliance Periods and completion of the financial closing procedures, as applicable. Please see "Important Disclaimers Regarding Financial and Other Information in These Materials" on slide 4 for important cautionary information regarding the Company's preliminary unaudited results and other disclosures.

(2) The projections on this slide are based on illustrative assumptions as described herein, which assumptions may not be accurate. See "Cautionary Note Regarding Forward-Looking Statements" on slide 2, "Important Disclaimers Regarding Financial and Other Information in These Materials" on slide 4, "Key Assumptions" on slide 33 and "Non-GAAP Financial Measures" on slide 6.

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SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS Cash Flow Sensitivity Forecast CF Non-GAAP Reconciliations Period(1)(2) Net Cash Used In Operating Activities (28)$ Plus: Interest & Fees 60 Less: Capital Expenditures (49) Consolidated Non-Ordinary Course Disbursements(3) 85 Consolidated Ordinary Course Operating Cash Flows 68$ Net Cash Provided By Investing Activities 1,723$ Net Cash Used In Financing Activities (1,749) Net cash provided by financing & investing activities (26)$ Plus: Capital Expenditures 49 Less: Interest & Fees (60) Plus: Restricted Cash Adjustments 5 Consolidated Financing Cash Flows (32)$ 36 Non-GAAP Reconciliations (Cont.) (1) Reflects cumulative cash flows from 8/7/2021 to 4/1/2022. (2) The projections on this slide are based on illustrative assumptions as described herein, which assumptions may not be accurate. See “Cautionary Note Regarding Forward-Looking Statements” on slide 2, “Important Disclaimers Regarding Financial and Other Information in These Materials” on slide 4, and “Non-GAAP Financial Measures” on slide 6. (3) Consolidated Non-Ordinary Course Disbursements consists of professional fees and one time tax payments. USD in millions